SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 11, 2005
                                                  ----------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 11
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             (Exact name of registrant as specified in its charter)


      California                     333-107180                72-1566909
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01.  Other Events

         WNC Housing Tax Credit Fund VI, L.P., Series 11 ("Series 11") has acquired an interest in:

o        Memphis 150 L.P. 2002, a Tennessee limited partnership;

This entity is referred to herein as a local limited partnership.

o        Memphis 150 owns the Memphis 150 Homes in Memphis, Tennessee.

         The following tables contain information concerning the local limited partnership identified herein and its property:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
MEMPHIS       Memphis 150   Memphis      August       $5,158,590   90 3BR Units  $525-$625   $2,413,590   $3,660,630
150           Homes         (Shelby      2005                                                Munimae
                            County),
              90 single     Tennessee
              family homes
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 11 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 11 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

Memphis: Memphis is in Shelby County, Tennessee in the southwest corner of Tennessee. The population of Memphis is approximately 610,000. The major employers for Memphis residents are Federal Express Corporation, the U.S. Government, and Memphis City Schools.

-----------------------------------------------------------------------------------------------------------------
                                            LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                       GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL       PROPERTY      PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 11's CAPITAL
PARTNERSHIP     PARTNER       MANAGER (1)   FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
MEMPHIS 150     Harold        Buehler       $375,000       Series 11:      99.98/.01/.01        $2,707,880
                Buehler, Sr.  Enterprises,                 Greater of 15%  19.99/.01/80
                              Inc.                         or $7,000
                Jo Ellen
                Buehler                                    LGP: 70%

                                                           The balance:
                                                           9.99% to
                                                           Series 11,
                                                           0.01% to the
                                                           SLP and 90%
                                                           to the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------

1. The local limited partnership will employ either its local general partners or an affiliate of its local general partners, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partners or an affiliate of its local general partners fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

3. Reflects the plan of distributions for the net cash flow from operations, if any, of the local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 11, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iii) the local general partners.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 11, and (ii) the local general partners.

Item 9.01.  Financial Statements and Exhibits

         c.      Exhibits

         99.1 Second Amended and Restated Agreement of Limited Partnership of Memphis 150 L.P. 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 11

Date: May 16, 2005            By:    WNC &  Associates, Inc.,
                                     General Partner

                                     By: /s/ THOMAS J. RIHA
                                         -------------------
                                         Thomas J. Riha,
                                         Senior Vice President - Chief Financial
                                         Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description


     99.1 Second Amended and Restated Agreement of Limited Partnership of Memphis 150 L.P. 2002